UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2026

CONEXEU SCIENCES INC.
(Exact name of registrant as specified in its charter)

Nevada	001-43283	33-4814282
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 West Liberty Street, Suite 880,
 Reno, Nevada, United States 89501
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (424) 333-5622

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock	CNXU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

The disclosure set forth under Item 8.01 below of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.

The officer and issuance of the Inducement Warrants and the shares of common stock underlying the Inducement Warrants are being made in reliance upon the exemption from the registration requirements of the U.S. Securities Act of 1933, as amended (the "Securities Act"), provided by Rule 506(b) of Regulation D and/or Section 4(a)(2) under the Securities Act for the issuance to U.S. persons and pursuant to the exclusion from the registration requirements of the Securities Act provide by Rule 903(b) of Regulation S promulgated under the Securities Act for the issuance to non-U.S. persons. The securities will bear appropriate restrictive legends and may not be offered or sold absent registration or an applicable exemption from the registration requirements of the Securities Act.

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

Warrant Inducement Program

On October 21, 2026, the Board of Directors (the "Board") of Conexeu Sciences Inc., a Nevada corporation (the "Company"), pursuant to written consent resolutions under Section 78.315 of the Nevada Revised Statutes, approved a warrant exercise inducement program (the "Inducement Program"), the form of warrant inducement letter (the "Warrant Inducement Letter") the form of inducement warrant subscription agreement (the "Inducement Warrant Subscription Agreement") and the form of warrant certificate representing the inducement warrants (the "Inducement Warrant Certificate") to be offered to holders of certain existing common stock purchase warrants of the Company (the "Existing Warrants") to encourage the early exercise of the Existing Warrants.

As of October 21, 2026, there were Existing Warrants outstanding to purchase up to an aggregate of 4,762,780 shares of common stock, par value $0.001 per share (the "Common Stock") of the Company, with an exercise price of $2.30 per share and having expiry dates ranging from February 11, 2029 to June 18, 2029. Under the terms of the Inducement Program, the Company is offering the holders of the Existing Warrants that exercise their Existing Warrants prior to 4:00 p.m. (Reno, Nevada time) on April 30, 2027 (the "Early Exercise Period") the ability to purchase one common stock purchase warrant (each, an "Inducement Warrant") at a price of $0.001 per Inducement Warrant for each Existing Warrant exercised during the Early Exercise Period. Each Inducement Warrant will entitle the holder thereof to purchase one additional share of Common Stock of the Company (each, an "Inducement Warrant Share") at an exercise price of $3.00 per Inducement Warrant Share for a period of 24 months from the date of issuance of such Inducement Warrant.

Since the Company's recent $3.00 Unit/Special Warrant private placement offering (the "$3.00 Unit Offering"), which closed on October 15, 2026, involves the issuance of up to a maximum of 1,666,667 shares of Common Stock as well as a maximum of 1,666,667 shares of Common Stock underlying the warrants forming part of the $3.00 Unit Offering, and together with up to 4,762,780 shares of Common Stock potentially issuable under the Inducement Warrants that could be issued under the Inducement Program, would be aggregated under the Nasdaq Listing Rules, this would result in the potential issuance of 20% or more of the outstanding shares of Common Stock of the Company as of the date of the consent resolutions of the Board of the Company authorizing the $3.00 Unit Offering, which was 29,498,365 shares. Therefore, the Company must place a "share cap" on the number of Inducement Warrant Shares that could be issued pursuant to the exercise of the Inducement Warrants at 2,563,389 Inducement Warrant Shares (the "Exchange Share Cap") so the total number of shares of Common Stock issuable pursuant to the $3.00 Unit Offering together with the Exchange Share Cap for the Inducement Warrant Shares is not 20% or more of the shares of Common Stock of the Company outstanding before the $3.00 Unit Offering until the Company receives stockholder approval pursuant to Nasdaq Listing Rule 5635(d) at an annual and/or special meeting of stockholders of the Company providing for the issuance of 20% or more of its outstanding shares of Common Stock (the "Exchange Cap Stockholder Approval"). The Exchange Share Cap of 2,563,389 Inducement Warrant Shares will be on a first to exercise basis of the holders of the Inducement Warrants, until the Exchange Cap Stockholder Approval is obtained.

As part of the Inducement Program, the Board of the Company has agreed to register for resale on Form S-1 registration statement the shares of Common Stock that have already been received by certain holders from the exercise of Existing Warrants, as well as the shares of Common Stock of the Company to be received upon the exercise of the Existing Warrants (each, an "Existing Warrant Share"), except that the Company is not required to register any Existing Warrant Shares held by or deemed to be beneficially owned by affiliates of the Company.

Certain holders of Existing Warrants are parties to voluntary pooling agreements (the "Existing Pooling Agreements"), and for those certain holders, the Existing Warrant Shares as well as the Inducement Warrants and the Inducement Warrant Shares will be subject to the respective Existing Pooling Agreement, which such securities will not be released from the Existing Pooling Agreements until the day which is 12 months after the listing of the Company's Common Stock on a stock exchange or trading system in North America, which will be May 21, 2027 since the Company's Common Stock was listed on Nasdaq Capital Market on May 21, 2026.

Certain holders of Existing Warrants that participate in the Inducement Program will have beneficial ownership limitations of either 4.99% or 9.99% with respect to the Inducement Warrant Shares issuable upon exercise of the Inducement Warrants.

The foregoing description of the form of Warrant Inducement Letter, the form of Inducement Warrant Subscription Agreement and form of Inducement Warrant Certificate do not purport to be complete and are subject to, and qualified in their entirety by reference to the full text of the form of Warrant Inducement Letter, the form of Inducement Warrant Subscription Agreement and the form of Inducement Warrant Certificate, copies of which are attached as Exhibits 99.1, 10.1 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

4.1	Form of Inducement Warrant Certificate
10.1*	Form of Inducement Warrant Subscription Agreement
99.1	Form of Warrant Inducement Letter
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

Note:

* Certain portions of this exhibit (indicated by "[****]") have been omitted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONEXEU SCIENCES INC.

DATE: October 27, 2026	By:	/s/ Stephen Inouye
Stephen Inouye
CFO, Secretary and Treasurer